SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 31, 2002
                                                        ---------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                    333-00643                   22-3213714
     ----------                    ---------                   ----------

(State or other                 (Commission File            (I.R.S. Employer
 jurisdiction                       Number)                  Identification
of incorporation)                                                Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
---------------------------                                      -----

(Address of Principal                                          (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     333-00643-02                 22-3418939
     --------                     ------------                 ----------

(State or other                 (Commission File            (I.R.S. Employer
 jurisdiction                       Number)                  Identification
of incorporation)                                                Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
---------------------------                                      -----

(Address of Principal                                          (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                    333-43979-03                 22-3550202
      --------                    ------------                 ----------

(State or other                 (Commission File            (I.R.S. Employer
 jurisdiction                       Number)                  Identification
of incorporation)                                                Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
---------------------------                                      -----

(Address of Principal                                          (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                     333-43975-03                 22-3550203
     --------                     ------------                 ----------

(State or other                 (Commission File            (I.R.S. Employer
 jurisdiction                       Number)                  Identification
of incorporation)                                                Number)

1000 Boardwalk
Atlantic City, New Jersey                                        08401
---------------------------                                      -----

(Address of Principal                                          (Zip Code)
 Executive Offices)

       Registrant's telephone number, including area code: (609) 449-6515
                                                           --------------

Item 5.  Other Events.

     As previously reported in the Registrants' Annual Report on Form 10-K for the year ended December 31, 2001, the Registrants are seeking to refinance or modify the terms of the Registrants' 11-1/4% Mortgage Notes due 2006, which were approximately $1.3 billion aggregate principal amount as of December 31, 2001 (the "TAC Notes"). To that end, the Registrants have had discussions with a committee comprised of certain holders of the TAC Notes (the "TAC Notes Committee"). During such discussions, the Registrants suggested modifying the TAC Notes by lowering the interest rate thereon and extending the maturity date thereof. Modification of certain covenant restrictions was also suggested. This type of transaction would reduce interest expense and hopefully allow the Registrants to finance a capital improvements program, including the possible construction of additional hotel rooms at the Registrants' Atlantic City properties, the Trump Plaza Hotel and Casino ("Trump Plaza") and the Trump Taj Mahal Casino Resort (the "Taj Mahal").

     Discussions to date with the TAC Notes Committee have not resulted in a transaction. If a proposal for the TAC Notes is ultimately agreed upon with the TAC Notes Committee, it would likely require various consents and approvals, including the consent of the holders of TAC Notes. Management believes that, based upon its current cash flow forecasts for 2002, Registrants will have sufficient cash flows to meet their respective debt service and operating expense requirements throughout 2002.

     Also as reported in the Registrants' Annual Report on Form 10-K for the year ended December 31, 2001, in connection with discussions with the TAC Notes Committee, certain members thereof were provided with confidential information pursuant to a confidentiality agreement, dated February 13, 2002, concerning Trump Hotels & Casino Resorts, Inc. ("THCR") and certain of its subsidiaries, including the Registrants. The confidential information disclosed to the TAC Notes Committee is summarized in the preceding paragraph. In addition, copies of certain agreements were supplied to such persons, most of which have been previously filed as exhibits to THCR's and the Registrants' periodic reports or registration statements filed with the Securities and Exchange Commission. Such agreements, to the extent deemed material by the Registrants, are also included as exhibits to this Current Report on Form 8-K.

     There are no assurances as to any of the following:

     o That any proposal will be agreed upon with any committee or group of bondholders;

     o That any proposal that is agreed upon with any committee or group of bondholders will be approved by other holders of public debt, or that a proposal will be consummated as proposed;

     o That any transaction that is consummated will not adversely affect the holders of the Registrants' debt securities or THCR's Common Stock;

     o That any transaction, if agreed to, will be completed by a specific date and time, if at all; or

     o That any transaction, if agreed to, will be approved by the New Jersey Casino Control Commission or other regulatory agency having proper jurisdiction over the Registrants.

     THCR, through Trump Hotels & Casino Resorts Holdings, LP ("THCR Holdings") and several wholly-owned subsidiaries of THCR Holdings, including the Registrants, owns and operates a total of four casino properties, three of which are casino hotels located in Atlantic City, New Jersey, and the fourth of which is a riverboat casino docked in Buffington Harbor on Lake Michigan in the State of Indiana. The three properties located in Atlantic City, New Jersey are: (i) Trump Plaza, (ii) the Taj Mahal and (iii) the Trump Marina Hotel Casino. The fourth gaming property owned and operated by THCR through THCR Holdings is an approximately 280-foot luxury yacht docked in Buffington Harbor on Lake Michigan in the State of Indiana. THCR continues to be the exclusive vehicle through which Donald J. Trump engages in gaming activities in both emerging and established gaming jurisdictions.

            IMPORTANT FACTORS RELATING TO FORWARD-LOOKING STATEMENTS

     This report includes "forward-looking statements" within the meaning of
Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this report regarding the prospects of our industry or our prospects, plans, financial position or business strategy, may constitute forward- looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "plans," "forecasts" or "continue" or the negatives of these terms or variations of them or similar terms. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include business, competition, regulatory and other uncertainties and contingencies discussed in this report that are difficult or impossible to predict and which are beyond our control. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. These forward-looking statements speak only as of the date of the report. We do not intend to update these statements unless the securities laws require us to do so.

Item 7. Financial Statements and Exhibits.


(c)  Exhibits:


Exhibit No.      Description

    99.1 Security Agreement dated as of April 17, 1996 between First Bank National Association as collateral agent and Trump Atlantic City Associates, Trump Atlantic City Funding, Inc., Trump Plaza Associates, Trump Taj Mahal Associates and Trump Atlantic City Corporation.

    99.2 Trademark Security Agreement, dated as of June 12, 1995, between Donald J. Trump and Trump Hotels & Casino Resorts, Inc. (with Amendment, dated April 17, 1996).

    99.3 Trademark License Agreement, dated as of June 12, 1995, between Donald J. Trump and Trump Hotels & Casino Resorts, Inc. (with Amendment, dated April 17, 1996).

    99.4 Trademark Security Agreement, dated as of April 17, 1996, between First Bank National Association as collateral agent and Trump Plaza Associates.

    99.5 Trademark Security Agreement, dated as of April 17, 1996, between First Bank National Association as collateral agent and Trump Taj Mahal Associates.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TRUMP ATLANTIC CITY ASSOCIATES
                                          By: Trump Atlantic City Holding, Inc.,
                                                   It's Managing General Partner


Date: April 5, 2002                       By: /s/ JOHN P. BURKE
                                              ----------------------------------
                                          Name:   John P. Burke
                                          Title:  Vice President and Treasurer


                                          TRUMP ATLANTIC CITY FUNDING, INC.


Date: April 5, 2002                       By: /s/ JOHN P. BURKE
                                              ----------------------------------
                                          Name:   John P. Burke
                                          Title:  Treasurer


                                          TRUMP ATLANTIC CITY FUNDING II, INC.


Date: April 5, 2002                       By: /s/ JOHN P. BURKE
                                              ----------------------------------
                                          Name:   John P. Burke
                                          Title:  Treasurer


                                          TRUMP ATLANTIC CITY FUNDING III, INC.


Date: April 5, 2002                       By: /s/ JOHN P. BURKE
                                              ----------------------------------
                                          Name:   John P. Burke
                                          Title:  Treasurer

                                  EXHIBIT INDEX


Exhibit No.  Description                                                Page No.

    99.1 Security Agreement dated as of April 17, 1996 between First Bank National Association as collateral agent and Trump Atlantic City Associates, Trump Atlantic City Funding, Inc., Trump Plaza Associates, Trump Taj Mahal Associates and Trump Atlantic City Corporation.

    99.2 Trademark Security Agreement, dated as of June 12, 1995, between Donald J. Trump and Trump Hotels & Casino
           Resorts, Inc. (with Amendment, dated April 17, 1996).


    99.3 Trademark License Agreement, dated as of June 12, 1995, between Donald J. Trump and Trump Hotels & Casino
           Resorts, Inc. (with Amendment, dated April 17, 1996).

    99.4   Trademark Security Agreement, dated as of April 17,
           1996, between First Bank National Association as collateral agent and Trump Plaza Associates.

    99.5   Trademark Security Agreement, dated as of April 17,
           1996, between First Bank National Association as collateral agent and Trump Taj Mahal Associates.